                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                         Effective Date
----                                                         --------------
Schwab International Index Fund - Investor Shares            July 21, 1993

Schwab International Index Fund - Select Shares              April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                  April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly                September 25, 1995
known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced Portfolio (formerly              September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                    September 25, 1995
(formerly known as Schwab Asset Director-
Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                        February 28, 1996

Schwab S&P 500 Fund - e.Shares                               February 28, 1996

Schwab S&P 500 Fund - Select Shares                          April 30, 1997

Schwab Core Equity Fund (formerly known as                   May 21, 1996
Schwab Analytics Fund)

Schwab International MarketMasters Fund -                    September 2, 1996
Investor Shares (formerly known as Schwab
MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select             April 1, 2004
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investors                   October 13, 1996
Shares (formerly known as Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares               June 1, 2004
(formerly known as Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund - Investor                October 13, 1996
Shares

(formerly known as Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Balanced MarketMasters Fund - Select                  June 1, 2004
Shares (formerly known as Schwab MarketManager
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor               August 3, 1997
Shares (formerly known as Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select                 June 1, 2004
Shares (formerly known as Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio                      April 16, 1998
(formerly known as Schwab Asset Director-
Aggressive Growth Fund)

Institutional Select S&P 500 Fund                            October 28, 1998

Institutional Select Large-Cap Value Index Fund              October 28, 1998

Institutional Select Small-Cap Value Index Fund              October 28, 1998

Schwab Total Stock Market Index Fund - Investor              April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select                April 15, 1999
Shares

Communications Focus Fund                                    May 15, 2000

Financial Services Focus Fund                                May 15, 2000

Health Care Focus Fund                                       May 15, 2000

Technology Focus Fund                                        May 15, 2000

Schwab Hedged Equity Fund                                    August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares               June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                 June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                September 2, 2003

Schwab Dividend Equity Fund - Select Shares                  September 2, 2003

                                            SCHWAB CAPITAL TRUST

                                         By:
                                            ---------------------------
                                                 Stephen B. Ward,
                                                 Senior Vice President
                                                 and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:
                                            ---------------------------
                                                 Fred Potts,
                                                 Senior Vice President

Dated as of June 1, 2004

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                                Fee
----                                                ---
Schwab International Index Fund - Investor Shares   Twenty one-hundredths of one percent (.20%) of the
                                                    Fund's average daily net assets

Schwab International Index Fund - Select Shares     Five one-hundredths of one percent (0.05%) of the
                                                    class' average daily net assets

Schwab Small-Cap Index Fund - Investor Shares       Twenty one-hundredths of one percent (.20%) of the
                                                    Fund's average daily net assets

Schwab Small-Cap Index Fund - Select Shares         Five one-hundredths of one percent (0.05%) of the
                                                    class' average daily net assets

Schwab MarketTrack Growth Portfolio (formerly       Twenty one-hundredths of one percent (.20%) of the
known as Schwab Asset Director-High Growth Fund)    Fund's average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly     Twenty one-hundredths of one percent (.20%) of the
known as Schwab Asset Director-Balanced Growth      Fund's average daily net assets
Fund)

Schwab MarketTrack Conservative Portfolio           Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset Director-           Fund's average daily net assets
Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares               Twenty one-hundredths of one percent (.20%) of the
                                                    class' average daily net assets

Schwab S&P 500 Fund - e.Shares                      Five one-hundredths of one percent (0.05%) of the
                                                    class' average daily net assets

Schwab S&P 500 Fund  - Select Shares                Five one-hundredths of one percent (0.05%) of the
                                                    class' average daily net assets

Schwab Core Equity Fund (formerly known             Twenty one-hundredths of one percent (.20%) of the
as Schwab Analytics Fund)                           Fund's average daily net assets.

Fund                                                Fee
----                                                ---
Schwab International MarketMasters Fund -           Twenty one-hundredths of one percent (.20%) of the
Investor Shares (formerly known as                  Fund's average daily net assets.
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund -           Fifteen one-hundredths of one percent (.15%) of the
Select Shares (formerly known as MarketManager      Fund's average daily net assets
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor           Twenty one-hundredths of one percent (.20%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares
(formerly known as Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund - Investor       Twenty one-hundredths of one percent (.20%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor      Twenty one-hundredths of one percent (.20%) of the
Shares (formerly known as Schwab MarketManager      Fund's average daily net assets
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio            Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset Director-           Fund's average daily net assets
Aggressive Growth Fund)

Fund                                                Fee
----                                                ---
Institutional Select S&P 500 Fund                   Five one-hundredths of one percent (0.05%) of the
                                                    Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund     Five one-hundredths of one percent (0.05%) of the
                                                    Fund's average daily net assets

Institutional Select Small-Cap Index Fund           Five one-hundredths of one percent (0.05%) of the
                                                    Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor     Twenty one-hundredths of one percent (0.20%) of
Shares                                              the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select       Five one-hundredths of one percent (0.05%) of the
Shares                                              Fund's average daily net assets

Communications Focus Fund                           Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Financial Services Focus Fund                       Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Health Care Focus Fund                              Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Technology Focus Fund                               Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Schwab Hedged Equity Fund                           Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor Shares      Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares        Five one-hundredths of one percent (0.05%) of the
                                                    Fund's average daily net assets

Schwab Dividend Equity Fund - Investor Shares       Twenty one-hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets

Schwab Dividend Equity Fund - Select Shares         Five one-hundredths of one percent (0.05%) of the
                                                    Fund's average daily net assets

                                         SCHWAB CAPITAL TRUST

                                         By:
                                            ---------------------------
                                                 Stephen B. Ward,
                                                 Senior Vice President
                                                 and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:
                                            ---------------------------
                                                 Fred Potts,
                                                 Senior Vice President


Dated as of June 1, 2004